SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: June 30, 1997
(Date of earliest event reported)


DLJ MORTGAGE ACCEPTANCE CORP. (as Depositor under the prospectus, dated April 28, 1992, and the prospectus supplement, dated May 27, 1992 (the "Depositor"), providing for the issuance of Multi-Family Mortgage Pass-Through Certificates, Series 1992-MF3)


                          DLJ Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)

    Delaware                       33-47129                    13-3460894
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(State or Other                   (Commission               (I.R.S. Employer
Jurisdiction of                  File Number)              Identification No.)
 Incorporation



277 Park Ave., 9th Floor, New York, N.Y.                             10172
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (212) 892-4964

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Item 5. Other Events.

     It is anticipated that the mortgage loan (the "Mortgage Loan") comprising the principal asset of the Trust Fund in which the Multi-Family Mortgage
Pass-Through Certificates, Series 1992-MF3, evidence the entire beneficial interest, will be refinanced during the month of July 1997. The immediate effect of such a refinancing will be that all outstanding principal on the Mortgage Loan will be repaid in full to the holders of the Multi-Family Mortgage Pass-Through Certificates, Series 1992-MF3. Nevertheless, there can be no assurance that there will be no delays in such refinancing nor can there be any assurance that such refinancing will actually occur.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                  DLJ MORTGAGE ACCEPTANCE CORP.


                                  By: /s/N. Dante LaRocca
                                      ---------------------------------
                                     Name:  N. Dante LaRocca
                                     Title: Senior Vice President

Date:  June 30, 1997